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                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 6, 2002, among Langer, Inc., a New York corporation (the "Company"), and each of Benefoot, Inc., a New York corporation ("Benefoot"), Benefoot Professional Products, Inc., a New York corporation ("Benefoot Professional Products") and Dr. Sheldon Langer ("Dr. Langer" and together with Benefoot and Benefoot Professional Products, the "Purchasers").

         This Agreement is being entered into pursuant to the Asset Purchase Agreement, dated as of the date hereof, by and among the Company, GoodFoot Acquisition Co., a Delaware corporation, Benefoot, Benefoot Professional Products, Jason Kraus, and Paul Langer (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

         The Company and the Purchasers hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

                  "Closing Date" means the date of closing under the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's Common Stock, par value $0.02 per share.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means the 60th day following the Closing Date.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Purchasers and their permitted assignees.

                  "Holder Information" shall mean any information reasonably related to (i) the Registrable Securities, (ii) the plan of distribution, and
(iii) the acquisition of Benefoot and Benefoot Professional Products by the Company.

                  "Indemnified Party" shall have the meaning set forth in
Section 6(c).

                  "Indemnifying Party" shall have the meaning set forth in
Section 6(c).

                  "Losses" shall have the meaning set forth in Section 6(a).

                  "Mandatory Registration Statement" means the Registration Statement required to be filed pursuant to Section 2(a) hereof, including all amendments thereof (whether pre-effective or post-effective), if any.

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                  "NASDAQ" shall mean the National Association of Securities
Dealers Automatic Quotation System.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Piggyback Registration Statement" means any Registration Statement, if any, required to be filed pursuant to Section 2(b) hereof, including all amendments thereof (whether pre-effective or post-effective), if any.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "Registrable Securities" means (i) the shares of Common Stock issued to the Purchasers under the Purchase Agreement, and the securities issuable upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event with respect to such shares of Common Stock, and
(ii) any other dividend or other distribution with respect to conversion or exchange of, or in replacement of, Registrable Securities.

                  "Registration Statement" means the Mandatory Registration Statement and the Piggyback Registration Statements, and all exhibits thereto, and all material incorporated by reference into any such Registration Statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 416" means Rule 416 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

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         2.       Mandatory and Piggyback Registration.

                  (a) (i) On or prior to the Filing Date, the Company shall use its best efforts to prepare and file with the Commission a "shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (or on another form permissible for such registration in accordance herewith). Such Registration Statement is hereinafter called the "Mandatory Registration Statement." Nothing herein shall preclude the Company from including in the Mandatory Registration Statement any Common Stock of any other person in addition to the Holders.

                      (ii) The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier to occur of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold pursuant to Rule 144(k) as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period").

                  (b) (i) If any Registrable Securities are not registered under the Mandatory Registration Statement and the Company proposes to register any of its Common Stock under the Securities Act, whether for its own account or at the demand or request of any holder of Common Stock (other than registrations effected on Forms S-4 or S-8, or forms then appropriate for similar types of offerings, and provided that the holders of such Common Stock do not have any rights to exclude from such registration statement the registration of shares of Common Stock not owned by them), the Company will promptly give notice thereof (the "Company Registration Notice") to the Holders. Upon the written request of Holders of not less than 50% of the Registrable Securities within 10 days from the date of the Company Registration Notice, the Company will use its commercially reasonable efforts to include such number of shares of Common Stock requested by such Holders to be included in such registration ("Registration Shares"), subject to the right of the managing underwriter or representatives of the underwriters, if any, or the selling stockholders under such other registration statement, to limit the number of shares of Common Stock which may be included in such registration statement, as more fully set forth in the following paragraph. The shares of Common Stock to be included in such registration shall be offered upon the same terms and conditions, as nearly as may be, to those applicable to any Common Stock included in such registration. The Company shall promptly advise the Holders of the effectiveness of any such registration (which notice shall include a list of the jurisdictions in which shares of Stock included therein have been qualified for sale).

                      (ii) If any registration effected pursuant to Section 2(b)(i) above (A) is a registration of shares offered on behalf of the Company covering an underwritten public offering and (B) the underwriter managing such offering advises the Company that in its opinion the aggregate amount of securities requested to be included in such registration, whether by the Company or the Holders or other holders of Common Stock, exceeds the amount of such securities which can be sold in such offering, then the Company will include in such registration only the amount of securities requested to be included in such registration (which in the opinion of the managing underwriter can be sold) as reduced in the following order of priority: (1) the Holders hereunder (except in the case of a registration pursuant to Section 2(a)(i) above), (2) the shares of Common Stock being offered by persons having demand registration rights, and (3) the securities which the Company proposes to sell in such offering; provided, however, that if Holders request the inclusion of shares of Common Stock in such registration, then the shares being offered by persons other than the Company which do not have senior rights to require registration of their shares of Common Stock shall be included in such registration on a pro-rata basis, the amount of such shares to be included in such registration to be determined (x) by constructing a

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fraction, the numerator of which is the number of shares to be registered and the denominator of which is the aggregate number of shares of Common Stock proposed to be sold by all holders (other than the Company) of shares of Common Stock, and (y) multiplying the aggregate number of shares to be included in such registration statement by such fraction. Furthermore, the Holders shall be restricted from selling the Registrable Securities for such period, which the Company shall use its commercially reasonable efforts to cause not to exceed six
(6) months from the date such registration statement is first filed covering the Registrable Securities, to the extent any lead underwriter or managing underwriter or representation of the underwriters requests that the Holders' Registrable Securities be so restricted.

         3.       Registration Procedures.

                  (a) In connection with the Company's registration obligations hereunder, the Company shall as expeditiously as reasonably possible (i) prepare and file with the Commission a registration statement with respect to such shares of Common Stock (including such indeterminate number of shares of Common Stock pursuant to Rule 416 to cover securities issuable upon stock splits, stock dividends or similar transactions) and use its commercially reasonable efforts to cause such registration statement to become effective and maintain the effectiveness of such registration statement for the Effectiveness Period, (ii) use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws as the Holder shall request, but not more than five jurisdictions, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation or to file a general consent to service of process in any jurisdiction wherein it is not so qualified or has not so consented to service, and (iii) use its commercially reasonable efforts to list or qualify for quotation, the securities covered by such registration statement, with any securities exchange or national quotation system on which the Common Stock is then listed or quoted.

                  (b) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 60 consecutive days, provided, however, that the Company may not postpone or suspend its obligation under this Section 3(b) for more than 90 days in the aggregate during any 12 month period.

         4.       Company Obligations.

         (a) As long as any Holder owns Registrable Securities, the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to
Section 13(a) or 15(d) of the Exchange Act.

         (b) Prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall furnish to the Holders and Special Counsel copies of all sections of any document containing Holder Information which are proposed to be filed, which documents (other than

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those incorporated by reference) will be subject to the review and consent of such Holders and Special Counsel, which consent shall not be unreasonably withheld.

         (c) During the Effectiveness Period, the Company shall:

                  (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to (i) keep the Registration Statement continuously effective as to the applicable Registrable Securities through the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

                  (ii) Notify the Holders of Registrable Securities and Special Counsel as promptly as practicable (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional Holder Information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose and (v) of the occurrence of any event that makes any Holder Information contained in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iii) Use its commercially reasonable efforts to cure the issuance of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (iv) Promptly deliver to each Holder, without charge, up to five (5) copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto.

                  (v) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends other than legends referencing any "lock-up" agreement to which a Holder is subject.

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                  (vi) Upon the occurrence of any event contemplated by Section
4(c)(ii)(v), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (vii) Use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

         5. Registration Expenses. All fees and expenses incurred by the Company in connection with the Company's performance of or compliance with its obligations hereunder, including without limitation (i) all registration and filing fees (including any expenses incident to filing with NASDAQ and each other securities exchange, national quotation system, market or over-the-counter bulletin board on which the Common Stock issued by the Company is then listed or quoted), (ii) blue sky fees and expenses, (iii) all printing expenses, and (iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit incident to or required by any such registration), and any other advisors to the Company in connection with the transactions contemplated hereby, will be paid by the Company. The Holders shall bear their own expenses for all of their attorneys' fees and expenses, underwriting discounts, selling commissions and stock transfer taxes incurred in connection with the sale of the Registrable Securities.

         6.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed or approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

                  (b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, jointly and severally, indemnify and hold harmless the Company, the directors, officers, agents, representatives and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors,

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officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company for inclusion therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed or approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement or in any amendment or supplement thereto.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.

                  (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such

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party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties

         7.       Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company, on the one hand, or by a Holder, on the other hand, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) Governing Law. This Agreement shall be subject to the exclusive jurisdiction of the courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in New York County, New York has been brought in an inconvenient forum.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Eastern time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Eastern time, on any date and

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earlier than 11:59 p.m., Eastern time, on such date, (iii) the Business
Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on the signature page hereto, or with respect to the Company, addressed to:

            Langer, Inc.
            450 Commack Road
            Deer Park, New York 11729
            Att'n:  Chief Executive Officer
            Facsimile:  631-667-1203

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New York, New York 10019, Att'n:
Robert L. Lawrence, Esq., Facsimile No. 212-245-3009. Notices to any Holder shall be sent to the addresses listed on Schedule 1 attached hereto, if applicable. Copies of such notices shall be sent to Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, New York, New York 10174, Att'n: Richard S. Kolodny, Esq., Facsimile No.
212-704-6288.

                  (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under this Agreement.

                  (f) Assignment of Registration Rights. The rights of any of the Purchasers hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assigned only as follows: (i) by either of Benefoot or Benefoot Professional Products to (a) its stockholders ("Stockholders") or (b) any trust, the sole beneficiaries of which are either or both of Benefoot and Benefoot Professional Products, or (ii) if the rights hereunder are assigned to a Stockholder, such Stockholder may assign such rights to, and Dr. Langer may assign such rights to: (a) his or her "immediate family members" (as defined herein), (b) any trust, the sole beneficiaries of which are such Stockholder's or Dr. Langer's, as the case may be, immediate family members or (c) the personal representative, custodian or conservator in the case of the death, bankruptcy or adjudication of incompetency of a Stockholder or Dr. Langer, as the case may be (each person or entity set forth in clause (i) or (ii), a "Permitted Transferee"); provided that any such Permitted Transferee shall execute and deliver to the Company an agreement to be subject to the terms of this Agreement to the same extent as if the Permitted Transferee were an original party to this Agreement. For the purposes of this paragraph, the term "immediate family members" shall mean the spouse, father, mother, or children of the Stockholder.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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                  (i) Severability. If any term, provision, covenant or
restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

LANGER, INC.                               BENEFOOT, INC.

By:   /s/ Andrew H. Meyers                 By:   /s/ Jason M. Kraus
      --------------------                       ------------------
      Name:  Andrew H. Meyers                    Name:  Jason M. Kraus
      Title: President                           Title: President

                                           BENEFOOT PROFESSIONAL PRODUCTS, INC.

                 /s/ Sheldon Langer         By:   /s/ Paul Langer
                 ------------------               ---------------
                 DR. SHELDON LANGER               Name:  Paul Langer
                                                  Title: President

                                   SCHEDULE I


Benefoot, Inc.                             Benefoot Professional Products, Inc.
c/o Martin Pauker                          c/o Martin Pauker
Trachtenberg & Pauker, LLP                 Trachtenberg & Pauker, LLP
100 Crossways Park West                    100 Crossways Park West
Woodbury, NY  11797                        Woodbury, NY  11797

Dr. Sheldon Langer
c/o Martin Pauker
Trachtenberg & Pauker, LLP
100 Crossways Park West
Woodbury, NY  11797